UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 3, 2005

VESTIN FUND I, LLC
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	333-32800 (Commission File Number)	88-0446244 (I.R.S. Employer Identification No.)
8379 West Sunset Road
Las Vegas, Nevada 89113
(Address of Principal Executive Offices) (Zip Code)
(702) 227-0965
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As of August 3, 2005, the board of directors of Vestin Mortgage, Inc., as the sole manager of Vestin Fund I, LLC (“Fund I”), approved the change of Fund I’s fiscal year end from September 30 to June 30 for accounting and reporting purposes. Fund I will file an appropriate transition report for the fiscal year ended June 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND I, LLC
	By:	Vestin Mortgage, Inc., its sole manager

Date: August 3, 2005	By:	/s/ John Alderfer
John Alderfer
Chief Financial Officer